UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2015

Date of Report (Date of earliest event reported)

RED METAL RESOURCES LTD.

(Exact name of registrant as specified in its charter)

NEVADA	000-52055	20-2138504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1158 Russell Street, Unit D, Thunder Bay, Ontario, Canada		P7B 5N2
(Address of principal executive offices)		(Zip Code)

1 (807) 345-5380

Registrant's telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 3, 2015, Minera Polymet Limitada (“Polymet”), a Chilean subsidiary of Red Metal Resources Ltd. (the “Company”), entered into an option agreement (the “Option Agreement”), made effective on June 15, 2015, with Minera Stamford S.A., to earn 100% interest in a mining exploration concession Exeter 1-54 (the “Exeter claim”).

The Exeter claim totals 235 hectares and is contiguous to the Company’s Farellon Property, which is located in the Carrizal Alto mining district located approximately 75 kilometers northwest of the city of Vallenar, 150 kilometers south of Copiapo and 20 kilometers west of the Pan American Highway.

In order to acquire 100% interest in the Exeter claim, Polymet is required to pay a total of USD$150,000 as detailed in the following schedule:

Payment Price USD$
Upon execution of the Option Agreement (“Execution date”)	$ 25,000
Within 12 months from the Execution date, but no later than on May 12, 2016	25,000
Within 24 months from the Execution date, but no later than on May 12, 2017	25,000
Within 36 months from the Execution date, but no later than on May 12, 2018	25,000
Within 48 months from the Execution date, but no later than on May 12, 2019	50,000
Total	$ 150,000

All of the above payments shall be made only if Polymet wishes to keep the Option Agreement in force and finally to exercise the option to purchase.

In addition to the option payments, the vendor will retain a 1.5% royalty from net smelter returns (“NSR”) on the Exeter claim and Polymet will have the right to buy out the royalty for a one-time payment of USD$750,000 any time after acquiring 100% of the Exeter claim. Should the Company choose to mine the Exeter claim prior to acquiring the option, the Company will be obligated to pay a minimum monthly royalty of USD$2,500 up to 5,000 tonnes, and a further USD$0.25 for every additional tonne mined.

The foregoing description of the Option Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Option Agreement attached as Exhibit 10.3 hereto.  A copy of the Company’s news release regarding the Option Agreement is attached as Exhibit 99.1 hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit
10.1	Memorandum of Understanding between Minera Polymet Limitada and David Marcus Mitchel(1)
10.2	Irrevocable Purchase Option Contract for Mining Property Exeter 1-54 in Spanish
10.3	Irrevocable Purchase Option Contract for Mining Property Exeter 1-54, English translation
99.1	News Release dated June 17, 2015

(1) Incorporated by reference from the registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 4, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RED METAL RESOURCES LTD.

Date: June 18, 2015	By: /s/ Caitlin Jeffs

Name: Caitlin Jeffs
Title: Chief Executive Officer and President

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